Exhibit 10.1

EXCHANGE AGREEMENT

This Exchange Agreement (this “Agreement”), dated as of September 23, 2026, is made by and between Polar Power, Inc., a Delaware corporation (the “Company”), and Arthur Sams, holder of the Notes described below (the “Holder”).

WHEREAS, the Company has issued to the Holder Promissory Notes set forth on Annex A hereto in an aggregate initial principal amount of $740,000.00 (the “Notes”); and

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), the Company and the Holder desire to effect an exchange (the “Exchange”) in which the Holder will surrender $614,700 in aggregate principal amount and accrued interest of the Notes (the “Exchange Consideration”) for an aggregate of 683 shares of the Company’s Series A Convertible Preferred Stock (the “Preferred Stock”) and a warrant (the “Warrant”) to purchase 382,276 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”).

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Holder agree as follows.

1. Terms of the Exchange.

a. Obligations to be Exchanged. The Exchange Consideration will be applied to repayment of the Notes in the following manner. First, to the oldest Notes outstanding and then for each Note, first to accrued and unpaid interest and then to principal. Accordingly, the Exchange Consideration will include all accrued and unpaid interest and outstanding principal of Notes 1, 2, 3, 4, and 5, and all accrued and unpaid interest and $92,091.16 in outstanding principal of Note 6.

b. Obligations Remaining. Following the Exchange, Note 6 will have $7,908.84 in outstanding principal and no accrued and unpaid interest, Note 7 will have no change to its outstanding principal and accrued and unpaid interest, and Notes 1, 2, 3, 4, and 5 will be fully repaid, retired and canceled, and neither the Company nor the Holder will have any remaining rights or obligations in respect of those Notes.

2. Closing.

a. General. Upon execution of this Agreement, a closing shall occur at the principal offices of the Company, or such other location as the parties shall mutually agree.

b. Deliverables. At closing, the Company shall deliver to the Holder (a) the Preferred Stock by notation on the books and records of the Company that the Holder is the record owner of the Preferred Stock and (b) the Warrant in the form of a duly executed Common Stock Purchase Warrant in form and substance materially consistent with those issued by the Company on July 21, 2026, except that the Termination Date shall be three years from the date of issuance of the Warrant, the initial Exercise Price shall be $1.34, and the number of Warrant Shares shall be 382,276.

3. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

4. Representations and Warranties of the Holder. The Holder represents and warrants as of the date hereof and as of the closing to the Company as follows.

a. Authorization; Enforcement. This Agreement has been duly executed by the Holder and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Holder enforceable against the Holder in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

b. Tax Advisors. The Holder has reviewed with its own tax advisors the U.S. federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. With respect to such matters, the Holder relied solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. The Holder understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

c. Information Regarding Holder. The Holder is an “accredited investor,” as such term is defined in Rule 501 of Regulation D promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Holder to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Holder has the authority and is duly and legally qualified to purchase and hold the Preferred Stock. The Holder is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof.

d. Legend. The Holder understands that the Preferred Stock (and any Common Stock into which the Preferred Stock may be converted) will be issued pursuant to an exemption from registration or qualification under the Securities Act and applicable state securities laws, and except as set forth below, the Preferred Stock (and any Common Stock into which the Preferred Stock may be converted) shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates).

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE TRANSFERRED UNLESS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, A “NO-ACTION” LETTER FROM THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) WITH RESPECT TO SUCH TRANSFER, A TRANSFER MEETING THE REQUIREMENTS OF RULE 144 OF THE COMMISSION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY SUCH TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

e. Removal of Legends. Certificates evidencing the Preferred Stock (and any Common Stock into which the Preferred Stock may be converted) shall not be required to contain the legend set forth in Section 4(d) above or any other legend (i) while a registration statement covering the resale of such securities is effective under the Securities Act, (ii) following any sale of such securities pursuant to Rule 144 under the Securities Act (assuming the transferor is not an affiliate of the Company), (iii) if such securities are eligible to be sold, assigned or transferred under Rule 144 and the Holder is not an affiliate of the Company (provided, that the Holder provides the Company with reasonable assurances that such securities are eligible for sale, assignment or transfer under Rule 144 which shall include an opinion of the Holder’s counsel), (iv) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that the Holder provides the Company with an opinion of counsel to the Holder, in a generally acceptable form, to the effect that such sale, assignment or transfer of the shares may be made without registration under the applicable requirements of the Securities Act or (v) if such legend is not required under applicable requirements of the Securities Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the Commission).

2

f. Restricted Securities. The Holder understands that: (i) the Preferred Stock has not been and is not being registered under the Securities Act or any state securities laws, and the Preferred Stock (and any Common Stock into which the Preferred Stock may be converted) may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Holder shall have delivered to the Company (if requested by the Company) an opinion of counsel to the Holder, in a form reasonably acceptable to the Company, to the effect that such securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Holder provides the Company with reasonable assurance that such securities can be sold, assigned or transferred pursuant to Rule 144; and (ii) any sale of the securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the securities under circumstances in which the seller (or the Person (as defined herein) through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Commission promulgated thereunder.

5. Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to each Holder:

a. Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the board of directors of the Company or the Company’s stockholders in connection therewith, including, without limitation, the issuance of the Preferred Stock. This Agreement has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

b. Organization and Qualification. The Company is duly organized and validly existing and in good standing under the laws of the State of Delaware, and has the requisite power and authorization to own its properties and to carry on its business as now being conducted and as presently proposed to be conducted. The Company is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company, (ii) the transactions contemplated hereby or (iii) the authority or ability of the Company to perform any of its obligations under this Agreement.

c. No Conflict. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby (including, without limitation, the issuance of the Preferred Stock) will not (i) result in a violation of the Company’s Second Amended and Restated Certificate of Incorporation or other organizational documents of the Company, any capital stock of the Company or Amended and Restated Bylaws of the Company, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and regulations applicable to the Company or by which any property or asset of the Company is bound or affected except, in the case of clause (ii) or (iii) above, to the extent such violations that could not reasonably be expected to have a Material Adverse Effect.

3

d. No Consents. The Company is not required to obtain any consent from, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by this Agreement, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date of this Agreement, and the Company is not aware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registration, application or filings contemplated by this Agreement. “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any governmental entity or any department or agency thereof.

e. Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Holder contained herein, the offer and issuance by the Company of the Preferred Stock is exempt from registration under the Securities Act pursuant to the exemption provided by Section 3(a)(9) thereof. The Company covenants and represents to the Holder that the Company has not received, anticipates receiving, has any agreement to receive or has been given any promise to receive any consideration from the Holder or any other Person in connection with the transactions contemplated by this Agreement.

f. Issuance of the Preferred Stock. The issuance of the Preferred Stock is duly authorized by the Company and when the Preferred Stock is issued it will be duly and validly issued, fully paid and non-assessable, free from all taxes, liens, charges and other encumbrances imposed by the Company other than restrictions on transfer.

g. Shell Company Status. The Company is not, and has never been, an issuer identified in, or subject to, Rule 144(i) of the Securities Act.

6. Exchange Cap. The Company and the Holder agree that the issuance of Common Stock upon conversion of the Preferred Stock and the exercise of the Warrant is limited by the terms of the Certificate of Designations governing the Preferred Stock and the terms of the Warrant and that, until the Requisite Stockholder Approval has been obtained, the aggregate Common Stock that may be issued pursuant to the securities issued hereunder shall not exceed 19.9% of the total Common Stock issued and outstanding on the date hereof.

7. Miscellaneous.

a. Definitions. Capitalized terms used but not defined herein shall have the meanings given them in the Certificate of Designations for the Preferred Stock.

b. Registration Rights. The Company agrees to file a registration statement with the Securities and Exchange Commission for the resale by the Holder of the Common Stock issuable in respect of the Preferred Stock and the Warrant. If requested by the Holder, the Company agrees to enter into a Registration Rights Agreement in respect thereof that is consistent in all material respects with the Registration Rights Agreement entered into by the Company on July 21, 2026.

c. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

d. Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed under the laws of the State of New York, without regard to the choice of law principles thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York, City of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby, and hereby irrevocably waives any objection that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

4

e. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

f. Counterparts/Execution. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains an electronic file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or electronic file signature page (as the case may be) were an original thereof.

g. Notices. Any notice or communication permitted or required hereunder shall be in writing and shall be deemed sufficiently given if hand-delivered or sent (i) postage prepaid by registered mail, return receipt requested, or (ii) by email, to the respective parties as set forth below, or to such other address as either party may notify the other in writing.

If to the Company, to:

Polar Power, Inc.

249 E. Gardena Boulevard

Gardena, California 90248

Attn: Luis Zavala

Email: lzavala@polarpowerinc.com

With a copy to (which shall not constitute notice):

Loeb & Loeb, LLP

345 Park Ave.

New York, NY 10154

Attn: Mitchell Nussbaum

If to the Holder, to:

Arthur Sams

249 E. Gardena Boulevard

Gardena, California 90248

h. Entire Agreement; Amendments. This Agreement constitutes the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between the parties. This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by all parties, or, in the case of a waiver, by the party waiving compliance. Except as expressly stated herein, no delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder preclude any other or future exercise of any other right, power or privilege hereunder.

i. Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

[SIGNATURE PAGE FOLLOW]

5

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

COMPANY:

Polar Power, Inc.

By:	/s/ Luis Zavala
Name:	Luis Zavala
Title:	Chief Financial Officer

HOLDER:

By:	/s/ Arthur Sams
Arthur Sams

ANNEX A

List of Outstanding Notes

Note #	Issue Date	Initial Principal	Current Principal	Accrued Interest	Total Outstanding
1	5/3/2023	$160,000.00	$160,000.00	$15,679.26	$175,679.26
2	8/17/2023	72,000.00	70,971.02	1,158.06	$72,129.08
3	11/1/2023	28,000.00	28,000.00	2,217.16	$30,217.16
4	5/3/2024	160,000.00	160,000.00	8,595.18	$168,595.18
5	9/17/2025	70,000.00	70,000.00	2,531.85	$72,531.85
6	10/3/2025	100,000.00	100,000.00	3,456.31	$103,456.31
7	4/10/2026	150,000.00	150,000.00	12,642.96	$162,642.96